                                                       Exhibit 23


           Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-55420.


                                                 /s/ Arthur Andersen LLP


Atlanta, Georgia
March 29, 2001